Agenda Page [ C L I E N T N A M E ] Presentation1 September 29, 2015 Institutional Investor and Security Analyst Conference

2 This presentation contains forward-looking statements that relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “opportunity” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause the Trust’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Please refer to the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 19, 2015 for a discussion of some of the factors that could contribute to these differences, including, but not limited to: • U.S. economic conditions generally and the real estate market and the lodging industry specifically; • management and performance of our hotels; • our plans for renovation of our hotels; • our financing plans and the terms on which capital is available to us; • supply and demand for hotel rooms in our current and proposed market areas; • our ability to acquire additional hotels and the risk that potential acquisitions may not be completed or perform in accordance with expectations; • legislative/regulatory changes, including changes to laws governing taxation of real estate investment trusts; and • our competition. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. This presentation also contains market data and statistics related to our business and industry that have been compiled or derived from information made available by third-party service providers. This third-party information includes projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may have a material adverse effect on our business, financial condition, results of operations and the market price of our securities. Disclaimer

3 Welcome JW Marriott San Francisco Union Square Presenters James L. Francis President and CEO Douglas W. Vicari EVP and CFO D. Rick Adams EVP and COO Agenda I. Trust Overview 4 II. Lodging Industry Outlook 12 III. Portfolio Review 21 IV. Key Takeaways 66

4 Trust Overview

5 Well-Positioned Portfolio •22 hotels; 6,699 rooms •Concentrated in the CBDs of the top U.S. lodging markets •Strategically diversified by geography, brand and management •Corporate transient and group focused •Predominantly fee simple ownership •High-quality assets generating strong returns Strong Balance Sheet & Dividend1 •$2.6 bn total enterprise value; $1.7 bn market capitalization •3.8% weighted-average cost of debt •4.6 years average maturity of debt •Leverage conservatively targeted; 34.6% as of June 30, 20152 and projected to be ~32% at December 31, 2015 •5.6% current annual dividend yield; second highest among lodging REIT peers Industry Growth •Manageable supply growth expected for the next several years •U.S. economic growth providing steady lodging demand growth •Pricing power expected for foreseeable future as occupancy levels have exceeded peak •Group demand and international travel growth expected to continue Internal Growth •Recent acquisitions with meaningful growth in cash flows expected •Upside potential from 2014 major renovations and repositionings and 2015 room renovations •Minimal capital needs within portfolio and as a result little to no disruption expected •Margin opportunities remain at several hotels 1,629 3,516 4,722 5,932 6,116 6,699 $404 $924 $1,177 $1,526 $1,713 $2,110 $- $500 $1,000 $1,500 $2,000 $2,500 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2010 2011 2012 2013 2014 2015 In ve ste d Capita l (in m illion s) Cumu la ti ve Ro o m s $10 $46 $81 $122 $138 $175 $0.72 $1.11 $1.61 $1.78 $1.97 $2.26 $- $0.50 $1.00 $1.50 $2.00 $2.50 $0 $50 $100 $150 $200 $250 2010 2011 2012 2013 2014 2015 A FFO p e r sh a re A d ju ste d C o rpo ra te EBIT D A (i n m il li on s) 1Balance sheet and dividend data as of September 21, 2015. 2Calculated as defined under revolving credit facility. 3Represents mid-point of 2015 outlook provided on September 29, 2015. Executive Summary 3

6 Denver Seattle Minneapolis Chicago (2) New Orleans (2) D.C. New York (2) Boston (2) San Francisco (4) Los Angeles (2) San Diego (2) Santa Barbara Portfolio Map Miami

7 Starwood 21% HEI 18% Marriott 14% Hyatt 14% Evolution 10% TPG 6% CHRI 6% RHG 5% IHG 3% Ace 3% Management1 Geography1 San Francisco 20% Boston 15% Chicago 12% Los Angeles area 10% Miami 9% Denver 8% San Diego 7% New Orleans 6% New York 5% Seattle 3% Washington 3% Minneapolis 2% • 49% of portfolio EBITDA located in top five U.S. lodging markets; 98% located in top 15 • Hotels predominantly located in the CBD of their respective market • Urban locations minimize supply risk and offer numerous demand generators • 48% of portfolio rooms managed by independent operators • 10 hotel operators provide diversification and ability to deploy best practices across portfolio 1Geography segmentation based on pro forma forecasted 2015 hotel EBITDA and management segmentation based on room count. Portfolio Segmentation

8 Upper upscale 68% Luxury 20% Upscale 12% Chain Scale1 Brand1 Starwood 33% Marriott 29% Hyatt 26% Hilton 6% IHG 3% Ace 3% • Affiliation with strong brands allows hotels to leverage powerful reservation systems and loyalty programs • Strong corporate profits and resulting business travel trends captured by concentration in upper- upscale, full-service hotels focused on corporate transient and group customers • Upper-upscale occupancy levels have exceeded peak; strong growth in ADR expected through at least 2017 (5.6% ADR CAGR forecasted for 2015 – 20172) 1Brand and chain scale segmentation based on room count. 2Source: PKF Hotel Horizons, September 2015 – November 2015 Edition Portfolio Segmentation

9 • Conservative leverage targeted not to exceed 40%; 34.6% as of June 30, 20151 and projected to be ~32% at December 31, 2015 • Weighted-average interest rate of 3.8% as of June 30, 2015 • Weighted-average maturity of debt of approximately 5 years • Current interest rate environment provides ability to secure long-term, low interest rate permanent debt Strong Balance Sheet $5.2 $131.9 $135.1 $10.5 $145.9 $377.6 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Debt Maturities as of June 30, 2015 (in millions) Credit Statistics Actual 6/30/15 Forecast 12/31/15 Forecast 12/31/16 Leverage: Invested capital 36.0% 34.5% 33.1% Revolving credit facility 34.6% 32.2% 28.6% Total enterprise value 2 28.1% 28.9% 28.0% Fixed charge coverage ratio 2.82 3.08 3.77 Debt-to-EBITDA 4.55 4.04 3.39 1Calculated as defined under revolving credit facility. 2Assumes CHSP share price of $28.00 as of December 31, 2015 and 2016.

10 6.0% 5.6% 4.9% 4.8% 4.7% 4.4% 3.4% 2.0% 1.5% 0.0% 0% 1% 2% 3% 4% 5% 6% 7% LHO CHSP RLJ HST HT DRH PEB FCH SHO BEE Dividend Yield1 • On July 30, 2015, increased Q3 2015 quarterly common share dividend by 14% to $0.40 per share (from $0.35 per share for Q2 2015) • Well-covered dividend driven by REIT taxable income payout requirements • Strong dividend growth potential; dividend per share CAGR since 2011 of 17% 1Based on closing price on September 21, 2015. Growing Dividend $0.72 $1.11 $1.61 $1.78 $1.97 $2.26 $0.40 $0.80 $0.88 $1.00 $1.20 $1.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2010 2011 2012 2013 2014 2015 AFFO per share Dividend per share

Solid Investment Execution

Year of Acquisition	Hotel	Interest	Manager	Rooms	Invested Capital (in millions)[1]
2010	Hyatt Regency Boston	Fee Simple	Hyatt	502	$ 128.3
	Hilton Checkers Los Angeles	Fee Simple	Crestline Hotels & Resorts	193	47.2
	Boston Marriott Newton	Fee Simple	TPG Hospitality	430	77.3
	Le Meridien San Francisco	Fee Simple	HEI Hotels & Resorts	360	151.2
2011	Homewood Suites Seattle Convention Center	Fee Simple	Evolution Hospitality	195	53.2
	W Chicago - City Center	Fee Simple	Starwood	403	135.5
	Hotel Indigo San Diego Gaslamp Quarter	Fee Simple	IHG	210	55.6
	Courtyard Washington Capitol Hill / Navy Yard	Fee Simple	Crestline Hotels & Resorts	204	70.4
	Hotel Adagio San Francisco, Autograph Collection	Fee Simple	Evolution Hospitality	171	49.1
	Denver Marriott City Center	Fee Simple/Ground Lease	Marriott	613	119.8
	Hyatt Herald Square New York	Fee Simple	Real Hospitality Group	122	60.5
2012	W Chicago - Lakeshore	Fee Simple	Starwood	520	162.1
	Hyatt Regency Mission Bay Spa and Marina	Ground Lease	Hyatt	429	62.0
	The Hotel Minneapolis, Autograph Collection	Fee Simple	HEI Hotels & Resorts	222	46.0
2013	Hyatt Place New York Midtown South	Fee Simple	Real Hospitality Group	185	76.3
	W New Orleans – French Quarter	Fee Simple	Starwood	97	25.5
	Le Meridien New Orleans	Fee Simple	Starwood	410	87.4
	Hyatt Fisherman's Wharf	Fee Simple	Evolution Hospitality	316	111.4
	Hyatt Santa Barbara	Fee Simple	HEI Hotels & Resorts	205	62.8
2014	JW Marriott San Francisco Union Square	Ground Lease	Marriott	337	147.2
2015	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Fee Simple	HEI Hotels & Resorts	393	278.1
	Ace Hotel and Theater Downtown Los Angeles	Fee Simple	Ace Hotel Group	182	103.0
	22-Hotel Portfolio			**6,699**	**$ 2,109.9**
	2015 Pro Forma EBITDA[2]				**$ 199.2**
	2015 Pro Forma EBITDA Yield				**9.4%**

[1]As of June 30, 2015.
[2]Represents mid-point of 2015 outlook provided on September 29, 2015.

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12 Lodging Industry Outlook

13 (18%) (13%) (8%) (3%) 3% 8% 13% RevPAR Supply Demand  1992–2000: 9 consecutive years of annual RevPAR growth totaling 47.9%  2003–2007: 5 consecutive years of annual RevPAR growth totaling 34.3%  2010–2018E: 9 consecutive years of annual RevPAR growth totaling 74.2% Source: 1988-2014: STR; 2015E-2018E: PKF Hotel Horizons, September 2015 – November 2015 Edition Supply growth not expected to outpace demand growth until 8th year of current cycle, compared to 3rd or 4th year in previous cycles Positive Lodging Fundamentals Expected to Continue

14 Rate Driven RevPAR Growth Pricing power continues to be a key driver for growth as occupancy levels have exceeded prior peak levels and are expected to remain stable… Source: 2008-2014: STR; 2015E-2018E: PKF Hotel Horizons, September 2015 – November 2015 Edition -4.8% -8.8% 5.5% 4.2% 2.3% 1.3% 3.5% 2.2% 0.4% -0.7% -1.1% 2.9% -8.6% -0.2% 3.8% 4.2% 3.8% 4.5% 5.0% 5.9% 6.3% 5.3% -2.0% -16.7% 5.5% 8.2% 6.8% 5.4% 8.3% 7.2% 6.3% 5.5% 4.1% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 2008 2009 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E Occ ADR RevPAR

15 Hyatt Fisherman’s Wharf Hyatt Regency Boston U.S. Lodging Supply Picture -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% U.S. Lodging Supply Growth U.S. lodging supply growth for the next few years is forecasted to be around 2%, which is both manageable and at levels lower than the peak of past cycles… Source: 1988-2014: STR; 2015E-2018E: PKF Hotel Horizons, September 2015 – November 2015 Edition

16 Hyatt Fisherman’s Wharf Hyatt Regency Boston U.S. Lodging Supply Picture 129,155 173,932 127,930 44,058 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 In Construction Final Planning Planning Pre Planning R oo m s U.S. Lodging Pipeline By Stage 5,570 11,696 47,468 40,005 3,932 1,420 19,064 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 R o o m s In Construction Rooms By Chain Scale …68% of those rooms under construction are in the mid-tier segments, which we do not directly compete. Only 27% of current U.S. lodging pipeline is actually in construction today and… Source: STR U.S. Pipeline Outlook, July 2015

17 • Current levels of corporate profits and corresponding business travel spending continue to drive solid corporate transient and group demand • Leisure transient customer segment improving as well with increasing real personal income, strong consumer confidence levels, lower gas prices and resulting travel costs • Group demand is continuing to increase with healthy booking pace which is supplementing demand growth and compression • International travel trends are expected to continue for the foreseeable future, despite strengthening of the U.S. dollar and recent slowdown in Q1 led by a decrease in visitation from Canada as a result of their economic recession Le Meridien San Francisco Denver Marriott City Center Several Catalysts for Lodging Demand

18 International Travel Remains Favorable Despite Recent Headwinds -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% Growth Rate of International Visitors to the U.S. Average Growth Rate = 4.4% Source: National Travel and Tourism Office, International Trade Administration, U.S. Department of Commerce Top 10 Ports of Entry Ranking Port 1 New York 2 Miami 3 Los Angeles 4 Honolulu 5 Newark 6 San Francisco 7 Chicago 8 Orlando 9 Agana (Guam) 10 Atlanta Note: Bold represents CLT markets

19 Hyatt Fisherman’s Wharf Hyatt Regency Boston Prognosticators Industry RevPAR growth is estimated to be in the 6.0 – 7.0% range for 2015 and 2016: 2015 PKF STR PwC Supply 1.1% 1.2% 1.1% Demand 3.3% 2.9% 2.9% Occupancy 2.2% 1.7% 1.8% ADR 5.0% 5.1% 5.0% RevPAR 7.2% 6.8% 6.9% 2016 PKF STR PwC Supply 1.8% 1.4% 2.0% Demand 2.2% 2.2% 2.1% Occupancy 0.4% 0.8% 0.1% ADR 5.9% 5.2% 5.8% RevPAR 6.3% 6.0% 5.9% Le Meridien San Francisco

20 Hyatt Fisherman’s Wharf Hyatt Regency Boston Lodging Industry Summary • Solid fundamentals expected to continue at least for the next two years • Current lodging cycle continues to lengthen and be more prolonged as compared to past cycles • Demand forecasts in out years may prove to be conservative based on continued trends and demographics • Supply ramp may be slower as delivery timing is often times delayed Hotel Indigo San Diego Gaslamp Quarter

21 Portfolio Review

22 Second Half 2015 Commentary • Portfolio RevPAR results for Q3 within expected range provided on July 30, 2015: • Occupancy for Q3 and Q4 is anticipated to meet expectations provided on July 30, 2015, however, ADR is anticipated to be 1-2% below expectations; given the lower than anticipated ADR, profitability and margins are impacted to a larger degree • Labor Day shift had larger than expected negative impact to corporate and leisure demand at the end of August given it occurred a week later on September 7th in 2015 • Q3 and Q4 2014 were very strong quarters for the U.S. lodging industry with RevPAR growth of 9.2% and 8.9%, respectively, which provide for tough comparisons in the second half of 2015 CHSP U.S. Lodging Industry July 2015 9.3% 8.3% August 2015 4.1% 2.2% September 2015 (prelim) 7.0 – 8.0% ? Q3 2015 (outlook) 6.8% - 7.1% ? Source: For U.S. Lodging Industry, STR.

23 Second Half 2015 Commentary (continued) • Very strong performance from hotels located in Boston and Seattle • Our downtown Los Angeles hotels continue very strong performance and the Ace continues to steal market share from West Hollywood • Weaker than expected performance in a few markets/select assets: • San Francisco market – city-wide calendar was significantly weaker in Q3 2015 over Q3 2014 and the resulting lack of compression with minimal offsetting group business led to lower ADRs than had been anticipated. Q4 2015 is expected to be strong with the exception of December. • Royal Palm South Beach Miami – although occupancy is expected to be up approximately 15.0 percentage points in Q3 2015, ADR is anticipated to be lower than previously expected as our ability to raise rates has been negatively impacted by new luxury supply offering low trial rates during summer and shoulder months ahead of the peak season. Group pace is accelerating and expense savings are ahead of expectations. • Le Meridien New Orleans – ramp has been slower than expected in 2015 as a result of personnel and management issues; property team has been replaced and initiatives have been put in place with Starwood. Market fundamentals remain solid. • Chicago property tax accrual increase of approximately $1.0 million resulting from 50% increase in recent real estate re-assessments (previously forecasted a 30% increase)

Outlook Update

(in millions, except per share amounts)	Third Quarter 2015 Outlook[1]		Full Year 2015 Outlook[1,2]	
	Updated	Previous	Updated	Previous
Pro forma RevPAR change[3]	6.8% – 7.1%	6.5% – 8.5%	6.5% – 7.25%	6.5% – 8.5%
Pro forma Adjusted Hotel EBITDA[4]	$57.5 – $58.5	$58.9 – $61.4	$197.7 – $200.7	$200.2 – $206.4
Pro forma Adjusted Hotel EBITDA Margin[4]	35.0% – 35.3%	35.8% – 36.6%	32.6% – 32.8%	32.8% – 33.3%
Pro forma Adjusted Hotel EBITDA Margin change[3]	90 bps – 125 bps	175 bps – 250 bps	115 bps – 140 bps	140 bps – 190 bps
Adjusted Corporate EBITDA[4]	$53.8 – $54.6	$54.7 – $57.0	$173.9 – $176.5	$175.9 – $181.6
AFFO per diluted common share[4]	$0.72 – $0.74	$0.73 – $0.77	$2.24 – $2.28	$2.27 – $2.35

[1]Updated outlook assumes no additional acquisitions, dispositions, or financing transactions beyond those completed as of September 29, 2015.
[2]Full year 2015 outlook includes results of operations of the Royal Palm South Beach Miami, a Tribute Portfolio Resort and the Ace Hotel and Theater Downtown Los Angeles prior to their acquisitions by the Trust.
[3]The comparable 2014 periods include operating results for certain hotels prior to their acquisition by the Trust.
[4]For Previous Outlook, see Exhibit 99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2015 for reconciliation of this non-GAAP financial measure. For Updated Outlook, see Exhibit 99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2015.

CLT Chesapeake Lodging Trust

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25 Lodging Demand Expected to Be Strong in Our MSAs Source: PKF Hotel Horizons, September 2015 – November 2015 Edition 5.0% 3.8% 3.8% 3.1% 3.0% 2.8% 2.6% 2.5% 2.4% 2.3% 1.8% 1.5% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% NYC Seattle Denver Boston D.C. Miami Minn. San Diego U.S. Average Chicago L.A. N.O. San Fran. Projected Lodging Demand CAGR 2015 - 2017

26 Historically Our Tracts Have Generally Outperformed The MSAs Source: PKF Hotel Horizons, September 2015 – November 2015 Edition 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Denver New York Miami L.A. Seattle Chicago N.O. San Diego U.S. Average Boston Minn. San Francisco D.C. Lodging Demand CAGR 2011 – 2014 (Upper-Priced Chain Scales) MSA CLT Tracts

27 Convention Calendars • San Francisco – expect 2016 to be as strong or stronger than 2015 with 2017 impacted by Moscone Center expansion work • Boston – 2016 looks to be at a similar strong level to 2015 with an even stronger 2017 • Chicago – 2016 will be slightly weaker with less events over 3,000 room nights as compared to 2015, but these large city-wides will have more room nights per event which positively impacts our hotels; second half of 2016 has a very favorable convention calendar • Denver – 2016 has stronger large events, in particular those over 5,000 room nights (5 in 2016 versus 3 in 2015) which directly impact our hotel and offsets the decline in the number of smaller group events (<2,500 room nights) that don't provide lift for our operation; our hotel benefits from the newly created meeting space with group pace up 8,000 room nights over same time last year • Los Angeles/San Diego – 2016 and 2017 are expected to be stronger convention calendars as compared to 2015 • Seattle/Minneapolis – 2016 and 2017 are expected to be weaker convention calendars as compared to 2015 • New Orleans – 2016 is expected to be at a similar level to 2015 • Washington DC – 2016 is a moderately stronger convention calendar than 2015 with more room nights and city-wide patterns and 2017 expected to be the best convention calendar in several years

Relevant Lodging Supply (In Construction + Final Planning)

U.S. 303,087 rooms (6.1%)

Market	Tract	Direct Competition			
San Francisco 1,740 rooms (3.4%)	Market St./Nob Hill/Wharf 790 rooms	Proper Hotel SF (135)	Courtyard SF Union Square (166)		
Boston 4,180 rooms (8.0%)	CBD & Airport 1,673 rooms	Godfrey Hotel Boston (242)			
Chicago 6,392 rooms (5.8%)	CBD 4,010 rooms	London House Hotel, Curio (452)	Conrad Chicago (285)	Marriott Marquis Chicago (1,200)	
Denver 4,976 rooms (11.7%)	CBD 2,098 rooms	Le Meridien & AC Hotel (480)			
Los Angeles 5,946 rooms (6.1%)	CBD 1,922 rooms	InterContinental LA (900)	Hotel Clark (347)	Embassy Hotel (183)	
Miami 6,219 rooms (12.3%)	Miami Beach 953 rooms	Faena Hotel (168)	The Hall (164)		
New York 24,002 rooms (20.9%)	Times Square 5,435 rooms	Hyatt Place Times Square (130)	Hotel Le Soleil (162)	Embassy Suites Midtown (310)	Hyatt House Chelsea (150)
San Diego 3,371 rooms (5.6%)	CBD 2,182 rooms	The Pendry (317)	Courtyard Gaslamp (90)		
Minneapolis 3,368 rooms (8.7%)	CBD 802 rooms	AC Hotel by Target Center (245)	Embassy Suites Plymouth Building (290)		
New Orleans 1,510 rooms (3.9%)	CBD/French Quarter 459 rooms	Ace Hotel (216)	Joie De Vivre Hotel (185)		
Seattle 6,594 rooms (15.5%)	CBD 2,757 rooms	Thompson Hotel (159)	Residence Inn (307)	Convention Center Hotel (1,650)	
Washington DC 6,933 rooms (6.4%)	CBD 3,007 rooms	Hampton Inn (168)	Residence Inn (170)	Homewood Suites (196)	

2016 Expected Opening

Source: STR Market Pipeline Reports, July 2015

CLT Chesapeake Lodging Trust

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29 Portfolio Concentrated in Markets With Strong Performance Source: PKF Hotel Horizons, September 2015 – November 2015 Edition 75% of 2015 Forecasted EBITDA Projected RevPAR CAGR 2015-2017 8.0% 7.1% 6.8% 6.7% 6.6% 6.4% 6.3% 6.0% 5.3% 4.0% 2.7% 2.5% 0.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Seattle Denver San Fran. Boston San Diego U.S. Average Chicago L.A. D.C. Minn. N.O. Miami NYC

30 Strong Footprint Positioned For Continued Growth Hyatt Herald Square New York Le Meridien New Orleans Royal Palm South Beach Miami Hyatt Regency Boston Le Meridien San Francisco W Chicago – Lakeshore Hyatt Fisherman’s Wharf Hyatt Santa Barbara Ace Hotel and Theater Downtown LA Hilton Checkers Los Angeles Boston Marriott Newton Homewood Suites Seattle W Chicago – City Center Hotel Indigo San Diego Gaslamp Quarter Hotel Adagio San Francisco Denver Marriott City Center Hyatt Regency Mission Bay Spa and Marina JW Marriott San Francisco Union Square Hotels Located in Strong Performing Markets • 15 hotels • 75% of 2015 Portfolio EBITDA Hotels With EBITDA Opportunity/ Recovery • 9 hotels • 48% of 2015 Portfolio EBITDA Both 18 of the Trust’s 22 hotels, or 89% of 2015 Portfolio EBITDA, are either located in markets that are expected to have strong performance and/or have specific EBITDA opportunity/recovery expected…

31 San Francisco

32 Market Overview Overview • 2nd most densely populated city in the country • Strong and diversified economy with employment spread across wide range of professional services, including financial services, tourism, technology and healthcare • Popular international tourist destination • 3rd highest RevPAR market in the United States • 2014 was a record year for the city with 6.5% increase in visitors to 18 million and total visitor spend up 14% to approximately $11 billion Fundamentals • Strong business and leisure customer demand expected to continue for foreseeable future • San Francisco International Airport (SFO) set its own all-time record for passenger traffic in 2014 with further growth expected in 2015 • Super Bowl 50 will be hosted in Santa Clara in 2016 with most of the events and experiences to be held in San Francisco; expected to draw more than one million visitors to the city

33 Moscone Center/Convention Calendar • $500 million expansion will add over 305,000 sq. ft. of functional area, including new exhibition space, new meeting room and pre-function space, new ballroom space and support areas, and enhance circulation via two new pedestrian bridges • Critical construction period set for April – July 2017 • Expansion will help keep San Francisco a competitive convention center market and attract larger medical and technology conventions • Market impacted in Q3 and Q4 of this year by weaker convention calendar • 2016 city-wide calendar looks robust • Wide quarterly fluctuations expected however with a strong first half next year followed by a weak Q4 -40% -30% -20% -10% 0% 10% 20% 30% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Citywide Room nights Year-Over-Year % Change Source: City Convention and Visitors Bureau publications

34 Le Meridien San Francisco Investment Highlights Acquisition Date December 15, 2010 Purchase Price $143.0 million ($397k/key) Additional Owner Capital To Date $8.2 million ($23k/key) 2015 EBITDA Yield 9% % of 2015 Portfolio EBITDA 7% Property Information Rooms 360 Manager HEI Year Built 1989 No. of Stories 29 Meeting Space 16,200 sq. ft. Last Renovated 2014-2015 Parking 3 rd party arrangement Ownership Fee simple F&B Outlets: • Bar 333 • Park Grill

35 Le Meridien San Francisco (continued)

36 • $8.2 million renovation of the guestrooms and corridors completed on time and on budget in April 2015 • The property is now fully renovated following the lobby, restaurant, meeting space and public space renovation completed in 2013 and the presidential suite completed in 2014 • With the new product, the hotel is improving its ADR performance against its competitive set and the market; August 2015 YTD, ADR is up 8.1% as compared to the competitive set growth of 4.6% and the upper upscale market class of 7.9% Le Meridien San Francisco (continued)

37 Hotel Adagio San Francisco, Autograph Collection Investment Highlights Acquisition Date July 8, 2011 Purchase Price $42.3 million ($247k/key) Additional Owner Capital To Date $6.8 million ($40k/key) 2015 EBITDA Yield 14% % of 2015 Portfolio EBITDA 3% Property Information Rooms 171 Manager Evolution Year Built 1929 No. of Stories 16 Meeting Space 5,600 sq. ft. Last Renovated 2012 Parking 42-space parking lot Ownership Fee simple F&B Outlets: • The Mortimer • The Green Room

38 Hyatt Fisherman’s Wharf Investment Highlights Acquisition Date May 31, 2013 Purchase Price $103.5 million ($328k/key) Additional Owner Capital To Date $9.0 million ($28k/key) 2015 EBITDA Yield 7% % of 2015 Portfolio EBITDA 4% Property Information Rooms 316 Manager Evolution Year Built 1990 No. of Stories 5 Meeting Space 19,000 sq. ft. Last Renovated 2014-2015 Parking 3 rd party arrangement Ownership Fee simple F&B Outlets: • Brick & Beam • The Wardroom • The Market Place

39 Hyatt Fisherman’s Wharf (continued)

40 • $10 million comprehensive renovation of guestrooms and corridors, lobby and F&B concepts with a sophisticated, seaport chic design narrative was completed in June 2015 • New lounge, Brick & Beam, was created and features a beverage centric and small plates menu to take advantage of the excellent street front location • New breakfast only outlet was created which turns into flexible catering space for daytime and evening events • New lobby market and coffee shop concept was introduced with 24/7 grab and go style offerings • Focus is now on leasing or re-leasing existing 4,700 sq. ft. of retail space; currently in negotiations to lease roughly 880 sq. ft. for approximately $85,000 annually; two spaces with a total of 1,700 sq. ft. are currently vacant with marketing efforts underway Hyatt Fisherman’s Wharf (continued)

41 JW Marriott San Francisco Union Square Investment Highlights Acquisition Date October 1, 2014 Purchase Price $147.2 million ($437k/key) Additional Owner Capital To Date None 2015 EBITDA Yield 8% % of 2015 Portfolio EBITDA 6% Property Information Rooms 337 Manager Marriott Year Built 1987 No. of Stories 21 Meeting Space 12,500 sq. ft. Last Renovated 2006-2008 Parking 210-space garage Ownership Ground lease F&B Outlets: • Level III Restaurant and Bar

42 • Irreplaceable asset with an outstanding Union Square location with no new direct supply in the foreseeable future • Property reached #1 RevPAR ranking in its competitive set in 2014 and has continued to grow market share in 2015 • We are exploring the opportunity to create nine new guest keys by moving the top floor concierge lounge to the lobby level and splitting several suites into two standard keys • We are planning a 2017 guestroom renovation to further enhance the hotel’s ability to drive ADR and compete within the true luxury set JW Marriott San Francisco Union Square (continued)

43 Boston

44 Hyatt Regency Boston Investment Highlights Acquisition Date March 18, 2010 Purchase Price $112.0 million ($223k/key) Additional Owner Capital To Date $16.3 million ($32k/key) 2015 EBITDA Yield 15% % of 2015 Portfolio EBITDA 10% Property Information Rooms 502 Manager Hyatt Year Built 1985 No. of Stories 21 Meeting Space 30,000 sq. ft. Last Renovated 2014-2015 Parking 1,000-space garage Ownership Fee simple F&B Outlets: • Avenue One Restaurant and Bar

45 Hyatt Regency Boston (continued)

46 • $12.9 million guestroom and corridors renovation completed in April 2015 • Hotel is now fully renovated following the lobby, public space, and meeting space renovation in 2012 and 2013 • Improved overall product will allow the hotel to continue to gain ADR share over competitors and expand its RevPAR premium; since completion of the renovation, the property has almost doubled the growth of its competitive set and the overall upper upscale market class • Downtown Crossing continues to develop into one of the most desirable locations in the city with several major mixed-use projects under development that will add significant residential, office, and retail density; major projects include the Millennium Tower Development (former Filene’s Basement building), Burnham Building redevelopment, and the Congress Square development Hyatt Regency Boston (continued)

47 Boston Marriott Newton Investment Highlights Acquisition Date July 30, 2010 Purchase Price $77.3 million ($180k/key) Additional Owner Capital To Date None 2015 EBITDA Yield 14% % of 2015 Portfolio EBITDA 5% Property Information Rooms 430 Manager TPG Year Built 1969 No. of Stories 7 Meeting Space 20,000 sq. ft. Last Renovated 2010 Parking 740-space parking lot Ownership Fee simple F&B Outlets: • Riverbend Bar & Grille • Coffee Kiosk

48 Chicago

49 W Chicago – City Center Investment Highlights Acquisition Date May 10, 2011 Purchase Price $128.8 million ($320k/key) Additional Owner Capital To Date $6.7 million ($17k/key) 2015 EBITDA Yield 9% % of 2015 Portfolio EBITDA 6% Property Information Rooms 403 Manager Starwood Year Built 1928 No. of Stories 22 Meeting Space 12,000 sq. ft. Last Renovated 2010/2012 Parking 3 rd party arrangement Ownership Fee simple F&B Outlets: • IPO • The Living Room Bar

50 W Chicago – Lakeshore Investment Highlights Acquisition Date August 21, 2012 Purchase Price $126.0 million ($242k/key) Additional Owner Capital To Date $36.5 million ($70k/key) 2015 EBITDA Yield 7% % of 2015 Portfolio EBITDA 6% Property Information Rooms 520 Manager Starwood Year Built 1965 No. of Stories 32 Meeting Space 13,400 sq. ft. Last Renovated 2014 Parking 400-space garage Ownership Fee simple F&B Outlets: • Current • The Living Room Bar

51 W Chicago – Lakeshore (continued)

52 • $36.5 million comprehensive renovation encompassed guestrooms, public spaces, restaurant, bars and meeting space (all-in cost per key of $312,500 after renovation) completed on time and under budget in May 2014 • Post renovation, the award winning hotel has been successful in driving ADR as corporate transient and group have returned to the hotel thanks to the improved product and guest experience • Replaced F&B operator, Cornerstone, with HEI Hotels & Resorts upon completion of the renovation • Evaluating ROI on the creation of a 5,000 square foot ballroom on top of parking garage with floor-to- ceiling lake views and rooftop function deck space W Chicago – Lakeshore (continued)

53 Other Key Assets

54 Denver Marriott City Center Investment Highlights Acquisition Date October 3, 2011 Purchase Price $119.0 million ($194k/key) Additional Owner Capital To Date $0.8 million ($1k/key) 2015 EBITDA Yield 13% % of 2015 Portfolio EBITDA 8% Property Information Rooms 613 Manager Marriott Year Built 1982 No. of Stories 20 Meeting Space 32,000 sq. ft. Last Renovated 2014 Parking 350-space garage Ownership Fee simple/ Ground lease F&B Outlets: • Prospect’s, Urban Kitchen and Bar • Starbucks

55 Le Meridien New Orleans Investment Highlights Acquisition Date April 25, 2013 Purchase Price $65.0 million ($159k/key) Additional Owner Capital To Date $26.0 million ($63k/key) 2015 EBITDA Yield 9% % of 2015 Portfolio EBITDA 4% Property Information Rooms 410 Manager Starwood Year Built 1984 No. of Stories 24 Meeting Space 13,000 sq. ft. Last Renovated 2014 Parking 3 rd party arrangement Ownership Fee simple F&B Outlets: • LMNO • Longitude 90 • Marche

56 Le Meridien New Orleans (continued)

57 • $26 million comprehensive renovation of the former W New Orleans completed on time and under budget in December 2014 (all-in cost per key of $222,000 after renovation) • Operations will continue to improve as the new brand and product builds awareness and acceptance in the market; despite a superior product and strong brand affiliation, the hotel currently runs near the bottom of its competitive set • Top line growth and refinement of the F&B offerings will drive outsized margin improvement; property is projected to finish 2015 over 200 bps below the portfolio average • The renovation created an additional 2,000 sq. ft. of dedicated meeting space, added 1,800 sq. ft. of flexible outdoor catering space in the new Palm Garden, and created a new breakfast only restaurant which becomes flexible catering space for daytime and evening events • Tourism has reached the highest level since Katrina with capacity to reach and exceed peak 2004 levels Le Meridien New Orleans (continued)

58 • The hotel has underperformed expectations following the renovation, however, initiatives have been implemented and are expected to drive performance corrections going forward: • Leadership and Personnel: several hotel executive team members have been replaced, including the General Manager and the Director of Sales & Marketing; furthermore, currently evaluating bringing revenue management function in-house to increase focus (currently function is shared amongst all Starwood hotels in New Orleans) • Group Sales: Led by the new Director of Sales & Marketing, effort and focus has increased with momentum building for 2016, which is currently ahead of pace by approximately 10% • Transient & Market Awareness: Various marketing programs have been implemented to drive corporate transient volume, including weekly receptions for certain customer segments; hotel was also accepted into the American Express Fine Hotels & Resorts program beginning this Fall Le Meridien New Orleans (continued)

59 Royal Palm South Beach Miami Investment Highlights Acquisition Date March 9, 2015 Purchase Price $278.0 million ($707k/key) Additional Owner Capital To Date None ($50 million spent by prior owner in 2012) 2015 EBITDA Yield 6% % of 2015 Portfolio EBITDA 9% Property Information Rooms 393 Manager HEI Year Built 1939 No. of Stories 17 Meeting Space 5,700 sq. ft. Last Renovated 2012 Parking 100-space garage Ownership Fee simple F&B Outlets: • Byblos (leased) • Florida Cookery • South Shore Lounge • Lobby Lounge • Beachside F&B

60 • Focus since acquisition on operational expense adjustments including right-sizing staffing and re- introducing the hotel as the first Starwood Tribute Portfolio Resort • $5.0 million of annualized savings identified prior to acquisition; house profit margin has increased almost 900 bps in first six months of ownership, exceeding initial expectations Rooms Department ($2.5 million savings) • $1,300,000 Increased labor productivity • $400,000 Renegotiating service contracts • $360,000 Reduced travel agent commissions • $200,000 Revised guest soap program • $120,000 Reduction in laundry cost • $120,000 Removal of hospitality food promotions F&B Department ($630,000 savings) • $510,000 Increased labor productivity • $120,000 Direct expense savings Administrative & General ($1.3 million savings) • $750,000 Adjusted staffing in labor & benefits • $300,000 Non-recurring bad debt expense • $130,000 Reduced travel expense • $120,000 Removed corporate IT allocation Sales & Marketing ($1.5 million savings) • $500,000 Adjusted staffing in labor & benefits • $400,000 Reduced interactive marketing • $185,000 Removed PR and advertising agency fees • $180,000 Reduced print media • $125,000 Reduced misc. trade out expenses • $60,000 Reduced trade show and special events • $50,000 Reduced promotional costs Repairs & Maintenance ($300,000 savings) • $200,000 Adjusted staffing in labor & benefits • $100,000 renegotiate maintenance contracts and supply savings Franchise & Brand Fees ($1.3 million cost increase) • New cost of Starwood franchise and marketing fees offset by removal of $1 million of Denihan shared services and marketing allocations $5.0 million total annualized savings Royal Palm South Beach Miami (continued)

61 • The Royal Palm was branded within Starwood’s Luxury Collection until Tribute Portfolio launched on April 15th • Starwood's 10th brand and their first new brand in the past nine years • Tribute provides an “independent stay” while enjoying the benefits of a worldwide reservation system and full participation in one of the best loyalty programs in the industry • Starwood has made significant marketing investments in the brand, which directly benefit and feature the Royal Palm • Full-page advertisements in the Wall Street Journal and USA Today launched the brand and Royal Palm at a reported cost of over $250,000 • Significant investment continues with Starwood funding our launch party in early June, additional advertisements, and communications to SPG members in support of the brand and directly benefiting the Royal Palm • Starwood generated room nights are growing and represent roughly 45% of rooms revenue at a significantly higher ADR to other channels • Denihan averaged 8-10 group leads per month while Starwood averages 8-10 per day Royal Palm South Beach Miami (continued)

62 • Byblos, the 200 seat leased Mediterranean restaurant, opened on July 22nd after a $2 million tenant funded build out • 10-year lease, base rent for years 1-5 is $619,250 plus 6% of sales over $7 million • Byblos will expand in 2016 and create a high-end, destination lounge and bar connected to the restaurant • Allows for further hotel F&B service refinements to drive departmental profit • We have begun the design process for a no-displacement public area upgrade project • Scope will largely be FF&E replacements throughout the first floor to refine the sophisticated beach resort design narrative with the unique Art Deco architecture to assist ADR value and growth • Additionally we will amplify the high profit beverage offerings with a lobby bar extension and the expansion of the pool bar offering Royal Palm South Beach Miami (continued)

63 Ace Hotel and Theater Downtown Los Angeles Investment Highlights Acquisition Date April 30, 2015 Purchase Price $103.0 million ($566k/key) Additional Owner Capital To Date None 2015 EBITDA Yield 8% % of 2015 Portfolio EBITDA 4% Property Information Rooms 182 Manager Ace Year Built 1927 No. of Stories 13 Meeting Space 2,200 sq. ft. Last Renovated 2014 Parking 3 rd party valet Ownership Fee simple F&B Outlets: • Upstairs • L.A. Chapter • Coffee Counter • Moon Juice

64 • 1,600-seat Theater hosts premieres, concerts, and corporate events and can transform into a 4,500 sq. ft. ballroom; theater business continues to grow significantly as revenues expected to increase nearly 100% over 2014 to $4.4 million and 2016 expected to see further growth with increased awareness • During its first year of operation in 2014, the hotel ranked 6 of 6 in RevPAR against its West Hollywood and Downtown lifestyle hotel competitive set; In 2015, the Ace has improved to 2nd and the hotel has additional ADR potential as it continues to attract new guests from West Hollywood and fine tune revenue strategies • Subtle operational adjustments and a focus on ADR-driven flow through has resulted in house profit margin growing approximately 500 bps through the first four months of our ownership Ace Hotel and Theater Downtown Los Angeles (continued)

65 • Downtown L.A. continues to be one of the most active development areas in the country with over $17 billion of investment between 1999 and 2013 and $5.1 billion of new projects under construction or in final planning stages (several of the largest projects are within a few blocks of the Ace) • With more than 700 new restaurants, stores and bars having opened in Downtown since 2008, residential demand is skyrocketing as L.A. residents embrace the Live, Work and Play concept • The $300 million Downtown L.A. Streetcar project which connects the Financial and Fashion Districts to South Park continues to move forward with a scheduled completion in 2017 or 2018 Ace Hotel and Theater Downtown Los Angeles (continued)

66 Key Takeaways

67 2016 Hypothetical 1As of September 21, 2015. 2015 Outlook 2016 Revenue Growth Scenarios Midpoint 5% 6% 7% Total revenue $ 609,100 $ 639,600 $ 645,600 $ 651,700 Revenue flowthrough 60% 60% 60% Hotel EBITDA $ 199,200 $ 217,500 $ 221,100 $ 224,800 Hotel EBITDA growth rate 9% 11% 13% Hotel EBITDA margin 32.7% 34.0% 34.2% 34.5% Hotel EBITDA margin change 130 bps 154 bps 179 bps TEV1/2016 Hotel EBITDA 11.8x 11.6x 11.4x Hotel EBITDA $ 217,500 $ 221,100 $ 224,800 Less: FF&E reserve (4.0%) (25,600) (25,800) (26,100) Net operating income (NOI) $ 191,900 $ 195,300 $ 198,700 Implied NOI cap rate 7.5% 7.6% 7.7%

68 Key Takeaways • While the lodging cycle is maturing there is plenty of runway remaining • Fundamentals for 2016 are positive; city-wide calendars are generally strong and our group pace is up meaningfully • No disruptions within portfolio expected in 2016 • In San Francisco, our largest market, supply growth is virtually non-existent and 2016 demand growth expected to be strong • In Boston, our second largest market, supply growth is expected to be minimal and 2016 demand growth expected to be strong • Los Angeles continues to be a strong market for us as downtown continues significant growth (as compared to west L.A.) • At Le Meridien New Orleans, softness is the result of lack of leadership at the GM and DOS level which we are correcting; this is not a market issue or related to the quality of the hotel • Royal Palm takeover has been a challenge but we have made great progress; we have developed a transient revenue management strategy that is gaining traction and group pace is accelerating; expense reductions are in place and ahead of expectations